UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

EDTECHX HOLDINGS ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EDTECHX HOLDINGS ACQUISITION CORP. II
c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 20, 2023

TO THE STOCKHOLDERS OF EDTECHX HOLDINGS ACQUISITION CORP. II:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of EdtechX Holdings Acquisition Corp. II (the “Company,” “EdtechX,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on January 20, 2023 virtually, at https://www.cstproxy.com/edtechxcorp/2023, for the sole purpose of considering and voting upon the following proposal:

•        a proposal to elect one member of the Company’s board of directors (“board”) as a Class A director, to hold office for a period of three years or until a successor is elected and qualified or such individual’s earlier resignation or removal (the “Director Election Proposal”).

The purpose of the Director Election Proposal is to elect a director which is necessary to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”), as described in the accompanying proxy statement. The Director Election Proposal itself is also more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting https://www.cstproxy.com/edtechxcorp/2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the annual meeting?” for more information.

The Company’s board of directors has fixed the close of business on January 5, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. There are 3,149,708 outstanding shares of Class A common stock (“common stock”), our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the proposal to be presented at the annual meeting is fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the election of the director nominee named in this proxy statement.

Enclosed is the proxy statement containing detailed information concerning the Director Election Proposal and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

January 6, 2023	By Order of the Board of Directors
/s/ Benjamin Vedrenne-Cloquet
Chief Executive Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record, you may also cast your vote virtually at the annual meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 20, 2023: This notice of meeting and the accompanying proxy statement and annual reports for the years ended June 30, 2022 and 2021, as amended, are available at https://www.cstproxy.com/edtechxcorp/2023.

EDTECHX HOLDINGS ACQUISITION CORP. II
c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom

TO THE STOCKHOLDERS OF EDTECHX HOLDINGS ACQUISITION CORP. II:
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 20, 2023

PRELIMINARY PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of EdtechX Holdings Acquisition Corp. II (the “Company,” “EdtechX,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of stockholders (the “annual meeting”) to be held at 10:00 a.m. Eastern Time on January 20, 2023 virtually, at https://www.cstproxy.com/edtechxcorp/2023, for the sole purpose of considering and voting upon the following proposal:

•        a proposal to elect one member of the Company’s board of directors (“board”) as a Class A director, to hold office for a period of three years or until a successor is elected and qualified or such individual’s earlier resignation or removal (the “Director Election Proposal”).

The purpose of the Director Election Proposal is to elect a director which is necessary to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”), as described in this proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting https://www.cstproxy.com/edtechxcorp/2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the annual meeting?” for more information.

The Company’s board of directors has fixed the close of business on January 5, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock (“common stock”) on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

The record date for the annual meeting is January 5, 2023. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. There are 3,149,708 shares of common stock outstanding, including 274,708 outstanding public shares and 2,875,000 shares issued prior to the Company’s initial public offering (“sponsor shares”). The Company’s warrants do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated January 6, 2023 and is first being mailed to stockholders on or about January 10, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.     You are receiving this proxy statement in accordance with applicable U.S. securities law for information about the Company’s forthcoming annual stockholder meeting, the proposal to be voted upon by stockholders at the meeting, and how to vote your share(s).

Q. What is being voted on?

A.     You are being asked to vote on a proposal to elect one member of the board as a Class A director, to hold office for the following three years or until a successor is elected and qualified or such individual’s earlier resignation or removal — we refer to this proposal as the “Director Election Proposal”.

Q. Why is the Company proposing the Director Election Proposal?

A.     On July 14, 2022, the Company received a notice from the Listing Qualifications Department of Nasdaq stating that the Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended June 30, 2022, as required by Nasdaq Listing Rule 5620(a). The Company submitted a plan to regain compliance with the listing rule, and Nasdaq approved the plan and granted the Company an extension to regain compliance with the listing rule by holding an annual meeting for the election of directors.

In addition to sending our stockholders this proxy statement, we are also sending our Annual Reports for the years ended June 30, 2022 and 2021, as amended, so that at the annual meeting stockholders may discuss and ask questions of the Company with respect to the financial statements of both years if they desire to do so.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the election of the director nominee named in this proxy statement.

On the record date, the 2,875,000 sponsor shares represented approximately 91.2% of the Company’s issued and outstanding common stock. Accordingly, the director nominee will be elected even if all public shares are voted against such director nominee.

Q. What vote is required to adopt the Director Election proposal?

A.     The election of the director nominee requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

As indicated above, the 2,875,000 sponsor shares represented approximately 91.2% of the Company’s issued and outstanding common stock. Accordingly, the director nominee will be elected even if all public shares are voted against such director nominee

Q. What if I don’t want to vote for the director nominee?	A. If you do not want the director nominee to be elected, you must abstain or vote against such proposal.

Q. How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the annual meeting or by voting virtually by submitting a ballot at the annual meeting live webcast. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Q. How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

For the Director Election Proposal, the director nominee must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock. Any shares not voted “FOR” the director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. The Director Election Proposal is considered a non-routine proposal, so your broker, bank, or nominee may not vote your shares with respect to this proposal unless you provide voting instructions.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.     No. If your shares of common stock are held in “street name”, your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals such as the Director Election Proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. What is a quorum requirement?

A.     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the annual meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

Because the 2,875,000 sponsor shares represented approximately 91.2% of the Company’s issued and outstanding common stock, a quorum will be met even if no holders of public shares are represented at the meeting

Q. Who can vote at the annual meeting?

A.     Only holders of record of the Company’s common stock at the close of business on January 5, 2023 are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof. An aggregate of 3,149,708 shares of common stock are outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name (“Record Holders”).    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the annual meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank (“Beneficial Owners”).    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the annual meeting?

A.     Due to health concerns stemming from the COVID-19 pandemic, the annual meeting will be a virtual meeting. Any stockholder wishing to attend the annual meeting must register in advance. To register for and attend the annual meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Holders.    If you are a record holder and you wish to attend the annual meeting, go to https://www.cstproxy.com/edtechxcorp/2023, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the annual meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the annual meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the annual meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the annual meeting. Beneficial owners should contact Continental Stock Transfer on or before 5:00 p.m. Eastern Time on January 16, 2023.

Q. Does the board recommend voting for the approval of the proposal?

A.     Yes. After careful consideration, the board of directors of the Company has determined that the Director Election Proposal is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the election of the director nominee.

Q. What do I need to do now?

A.     The Company urges you to read carefully and consider the information contained in this proxy statement, and to consider how the proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.     If you are a holder of record of Company common stock, you may vote virtually at the annual meeting by submitting a ballot during the live webcast or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A.     The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

EdtechX Holdings Acquisition Corp. II

c/o IBIS Capital Limited

22 Soho Square

London, W1D 4NS United Kingdom

Attn: Benjamin Vedrenne-Cloquet

Telephone: (44) 207 070 7080

or

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on May 27, 2020. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

In connection with our incorporation, in June 2020, IBIS Capital Sponsor II LLC and IBIS Sponsor II EdtechX LLC, limited liability companies affiliated with certain of the Company’s officers and directors (collectively, the “Sponsors”), purchased an aggregate of 4,312,500 shares of our Class B Common Stock (“Founder Shares”) for an aggregate price of $25,000. In December 2020, the Sponsors contributed to our capital for no consideration an aggregate of 1,437,500 Founder Shares, resulting in a decrease in the total number of shares of Class B Common Stock outstanding to 2,875,000. Concurrent with our initial public offering (the “Initial Public Offering” or “IPO”), our Sponsors contributed to our capital for no consideration an aggregate of 40,000 Founder Shares and we issued in a private placement a like number of shares to MIHI LLC (“MIHI”), an affiliate of Macquarie Capital (USA) Inc., one of the underwriters in the IPO.

On December 15, 2020, we consummated our IPO of 11,500,000 units, which included the full exercise by the underwriters of the IPO of their over-allotment option, with each unit consisting of one public share and one-half of one redeemable warrant, each whole warrant entitling the holder to purchase one public share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, we consummated a private placement (the “Private Placement”) of 5,525,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $5,525,000, to the sponsors, MIHI and Jefferies LLC, the representative of the underwriters in the IPO. The Private Placement Warrants are identical to the warrants sold in the IPO, except that the Private Placement Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The initial purchasers have agreed not to transfer, assign, or sell any of the securities purchased in the Private Placement, including the underlying shares of common stock (except to certain permitted transferees), until 30 days after the consummation of our initial business combination.

Following consummation of the IPO and the Private Placement, an aggregate of $116,725,000 was deposited in the trust account.

On May 16, 2022, the Company entered into an Agreement and Plan of Reorganization for its initial business combination with zSpace Inc., a Delaware corporation (“zSpace”), among other parties.

On June 2, 2022, we held a special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from June 15, 2022 to December 15, 2022. In connection with such vote, the holders of an aggregate of 9,195,721 public shares exercised their right to redeem their shares for an aggregate of approximately $93,377,626 in cash. Additionally, the sponsors agreed that if the extension was approved, they or their affiliates would lend to the Company for every month of the extension that was needed to consummate its business combination the lesser of an aggregate of (i) $100,000 and (ii) $0.033 per share for each public share that was not redeemed in connection with the stockholder vote. An aggregate of 2,304,279 public shares were not redeemed in connection with the stockholder vote and accordingly the sponsors made a loan to the Trust Account of $76,041.21 upon such extension and thereafter for each month of the extension.

In November 2022, the holders of the 2,875,000 outstanding shares of Class B common stock converted such shares into a like number of shares of Class A common stock. As a result, we have only one class of common stock outstanding.

On December 13, 2022, we held a special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from December 15, 2022 to June 15, 2023. In connection with such vote, the holders of an aggregate of 2,029,571 public shares exercised their right to redeem their shares for an aggregate of approximately $21,046,651 in cash. Also in connection with such vote, the Company’s board of directors authorized management to take the steps necessary such that, if a business combination is subsequently consummated, then at the time of the business combination, the Company would issue a dividend to holders of public shares who did not seek redemption of their public shares in connection with the business combination for a pro rata portion of the funds held in the trust account established in connection with Parent’s initial public offering. Parent’s board of directors authorized a dividend of an aggregate of 350,000 shares to be divided equally among each public share held of record on the day following the consummation of the business combination subject to a maximum dividend payable of 0.50 shares per public share. Accordingly, if the holders of the 274,708 public shares not submitted for redemption described above do not submit such public shares for redemption in connection with a business combination, they will be entitled to a dividend of 0.50 shares per public share (or an aggregate of 137,354 shares).

The mailing address of the Company’s principal executive office is c/o IBIS Capital Limited, 22 Soho Square, London, W1D 4NS, United Kingdom, and its telephone number is (44) 207 070 7080.

THE DIRECTOR ELECTION PROPOSAL

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class A director, Paula Olson, will expire at this annual meeting of stockholders. The term of office of the Class B directors, Emma C. Davies and Henry William Haywood Chamberlain, will expire at the first annual meeting of stockholders to be held after this annual meeting. The term of office of the Class C directors, Charles McIntyre and Benjamin Vedrenne-Cloquet, will expire at the second annual meeting of stockholders to be held after this annual meeting.

At the annual meeting, one Class A director will be elected to the Company’s board of directors to serve for the ensuing three-year period or until a successor is elected and qualified or such individual’s earlier resignation or removal. The board has nominated Paula Olson for re-election as Class A director. The biography of Ms. Olson is set forth below.

The election of directors requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy and entitled to vote at the annual meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case any director nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the election of the director nominee.

Information About Executive Officers, Directors and Nominees

If the proposed nominee is elected, the Company’s directors and executive officers will be as follows:

Name	Age	Position
Charles McIntyre	52	Chairman of the Board and Chief Investment Officer
Benjamin Vedrenne-Cloquet	44	Chief Executive Officer and Director
Rory Henson	31	Chief Financial Officer
Emma C. Davies	44	Director
Henry William Haywood Chamberlain	42	Director
Paula Olson	50	Director

Charles McIntyre has served as our Executive Chairman of the Board since our formation and as Chief Investment Officer since July 2020. In 2018, he co-founded EdtechX 1 together with Benjamin Vedrenne-Cloquet, our Chief Executive Officer, and served as its Chairman of the Board and Chief Investment Officer. EdtechX 1 successfully consummated an initial business combination in March 2020 with education technology company Meten Education Group, Ltd, now operating as Meten EdtechX Education Group Ltd. (NASDAQ: METX) (“Meten EdtechX”). Mr. McIntyre is currently a member of the board of directors of Meten EdtechX. Mr. McIntyre is also the Chief Executive Officer of IBIS Capital Limited, an investment and advisory firm that he co-founded in 2003. He is responsible for leading the executive team and the overall strategy of the firm. Mr. McIntyre has over 25 years of experience building businesses in a number of industry sectors including edtech, media and financial services. During the course of his career, he has been a member of the boards of directors of various entrepreneurial companies in the media and education sectors. Mr. McIntyre began his career with the investment banking arm of Apax Partners, one of the world’s leading independent private equity firms, where he helped build the company’s media franchise. In 1998, together with other members of senior management, he spun off the investment banking arm of Apax Partners. Over the next two years the business grew into a pan-European investment bank with offices in seven countries and 140 employees before being sold for more than $200 million. In 2006, together with IBIS Capital and other partners, Mr. McIntyre formed a long/short global hedge fund focused on the media sector. In 2013, together with Mr. Vedrenne-Cloquet, Mr. McIntyre co-founded EdTech Global to build a conference and research business focused on the education technology and training, which now operates thought leadership events in Europe, Asia and Africa. Mr. McIntyre is a Governor of the National Institute of Economic and Social Research, which is a world renowned independent research institute based in the UK. He is Chairman of Learnlight, a technology focused training provider to corporate customers across the globe. Mr. McIntyre is also Chairman of Immerse, a leading entrepreneurial company focused on the use of virtual reality. He is also a founder of the EdTech Global Foundation, which seeks to improve life outcomes through education. Mr. McIntyre holds an honour degree in Economics and Philosophy from the London School of Economics. We believe Mr. McIntyre is well qualified to serve as a director due to his contacts and business experience.

Benjamin Vedrenne-Cloquet has served as our Chief Executive Officer since our formation. Mr. Vedrenne-Cloquet co-founded and served as Chief Executive Officer and a Director of EdtechX 1 from its formation until consummation of its initial business combination in March 2020. Mr. Vedrenne-Cloquet is currently a member of the board of directors of Meten EdtechX. Mr. Vedrenne-Cloquet has served as Operating Partner at IBIS Capital Limited since January 2013. In 2013, Mr. Vedrenne-Cloquet co-founded EdTech Global with Charles McIntyre. Mr. Vedrenne-Cloquet is deeply involved in the education ecosystem through various positions, including senior advisor to EDUCAPITAL, the first European venture capital fund focused on edtech, and also as Chairman of the Board of Trustees of College Francais Bilingue de Londres, (“CFBL”), an award winning international French bilingual school in London. Mr. Vedrenne-Cloquet is also Chair of the London Edtech Week and Asia Edtech Week, and served as advisory board member for SXSW EDU, one of the largest conferences in Education in the U.S. He is a regular commentator in the international business and financial press on education technology matters. Mr. Vedrenne-Cloquet has over 20 years of operational, investment and advisory experience in the media, advertising and education industries, with a particular focus on digital transition, mergers and acquisitions, and international expansion situations. From 2008 to 2012, he served as EMEA Head of Corporate Development, Strategy and New Ventures for Turner International, the international TV division of Time Warner ((NYSE: TWX), now Warner Media. While there, Mr. Vedrenne-Cloquet led the expansion of a portfolio of thematic TV channels (CNN, Cartoon Network, TNT), children entertainment brands, consumer products, digital channels and joint ventures spanning 25 countries. As Global Digital Lead for Turner International, he also led the expansion of the group’s portfolio of digital brands and new ventures across various content verticals (News, Kids, Sports, Lifestyle). Mr. Vedrenne-Cloquet previously held various senior executive positions including general management, business development, finance and strategy functions at publicly listed media and communication groups, including Omnicon (NYSE: OMC), Modern Times Group (NASDAQ OMX- MTGA) and Lagardere (EPA: MMB), where he has been involved in turnaround and restructuring situations, as well as roll ups and international development in both large and small divisions. During his career, Mr. Vedrenne-Cloquet has been directly involved in the execution of many cross-border transactions ranging from M&A, greenfield investments, divestments, strategic partnerships, joint ventures, minority investments and licensing deals. Mr. Vedrenne-Cloquet started his career in New York City to launch Planet Finance (now Positive Planet), a micro finance NGO, working directly with its founder, Mr. Jacques Attali, a former Special Advisor and counsellor to various French Republic Presidents. Mr. Vedrenne-Cloquet graduated summa cum laude from Babson College (USA), holds a master degree from ESCP Europe (France) and an executive education certificate from London Business School (UK). We believe Mr. Vedrenne-Cloquet is well qualified to serve as a director due to his contacts and business experience.

Rory Henson has served as our Chief Financial Officer since August 2020. Mr. Henson joined IBIS Capital in October 2012 and currently served as an Associate Director where he focuses on education technology coverage. He is also a founding member of the EdTech Global conference series. From June 2011 to September 2012, Mr. Henson was an investment banking analyst with Jefferies Group LLC. focusing on companies in the technology, media, telecommunications and business services sectors. Mr. Henson received a Bachelor of Science in Accounting & Finance from the University of Bristol in the United Kingdom.

Emma Davies has served as a member of our board of directors since July 2020. Ms. Davies is an experienced investment professional with a long career spent investing across global public and private equity markets. She has been a Partner and Head of Direct Investments at Marylebone Partners, a London based independent wealth management firm, since March 2016. Ms. Davies was previously Head of Property and Infrastructure at The Wellcome Trust, the fourth largest charitable foundation in the world (with more than $30 billion in assets under management), from 2013 to 2016. From 2011 to 2013, Ms. Davies was the initial Chief Investment Officer of Big Society Capital, a social investment company founded by Sir Ronald Cohen, founder of private equity group Apax Partners. From 2001 to 2010, Ms. Davies was an investment professional at Perry Capital, a US based special situation hedge fund, where she started as an equity and distressed debt analyst and was made partner in 2007, running the UK office and heading the European investments team. Ms. Davies began her career at JP Morgan in 1998 as an equity research analyst covering Telecoms & Semiconductors. Ms. Davies is a Non-Executive Director and Audit Chair for Riverstone Credit Opportunities Income PLC, a company listed on the London Stock Exchange investing exclusively in the global energy industry through a portfolio of secured loans. Ms. Davies is also a Trustee and Investment Committee Member for Henry Smith Charity, one of the oldest and largest grant making institutions in the UK, as well as an Investment Committee member for Magdalen College at Oxford University. She graduated from Oxford University with distinction. She also holds an MSc from the London School of Economics. We believe Ms. Davies is well qualified to serve as a director due to her contacts and business experience.

Henry William Haywood Chamberlain has served as a member of our Board of Directors since March 2022. Mr. Chamberlain has 20 years of investing, executive management, fundraising, merger and acquisition and public offering experience. In 2016, Mr. Chamberlain founded Digital Media Marketing Holdings, a media holding company. Since 2017, he has been a Partner of VGC Partners, a venture capital firm focused on growth investments in technology enabled consumer and media businesses. From 2012 to 2017, Mr. Chamberlain served as a Partner of IBIS Private Equity Partners, where he managed a publicly listed media Venture Capital Trust and direct growth investments. Previously, in 2004, Mr. Chamberlain founded LifeStageMedia, a digital media business which he built in New York and successfully exited five years later to a major US private equity firm. During his time in New York, he also served as founding Principal of the US division of Fairfax I.S., a UK investment bank. Mr. Chamberlain received a MA with Honors in History and Politics from The University of Edinburgh. He also holds a number of financial regulatory qualifications in the UK and US. We believe Mr. Chamberlain is well qualified to serve as a director due to his contacts and business experience.

Paula Olson has served as a member of our board of directors since August 2020. Ms. Olson is a seasoned finance executive with more than 20 years of experience building businesses, leading teams through complex projects and serving as a strategic and financial advisor to senior executives and boards of directors. Ms. Olson has dedicated much of her career to the education technology and services sector. Additionally, as an investment banker, she was an advisor to public and private companies in more than 50 capital markets and M&A transactions totaling over $37 billion in aggregate transaction value. Since November 2017, she has advised private equity firms considering investments in the education sector and provided strategic advice to privately-owned education and technology companies. From January 2017 to November 2017, she served as the Chief Financial Officer of Frontline Education where she oversaw the finance and accounting functions as well as the evaluation, acquisition and integration of several M&A opportunities. From 2007 to 2017, Ms. Olson served as a Managing Director and Head of Education Technology and Services, Investment Banking at Wells Fargo Securities, where she launched the Education Technology and Services practice and established Wells Fargo as one of the most active education-related investment banking practices on Wall Street. Prior to Wells Fargo, she was a Vice President with Banc of America Securities in the Retail and Consumer Group. Ms. Olson began her career in 1993 with Bank of Boston where she was a Secured Loan analyst. In 1996, she joined the United States Peace Corps where she served for over three years as a volunteer in Zimbabwe, working with UNDP- and USAID-funded programs that promoted entrepreneurship and ecotourism. Ms. Olson holds a Bachelors Degree in Finance from Providence College. She holds dual degrees from Columbia University, with an MBA from Columbia Business School and a Masters in International Affairs from Columbia’s School of International and Public Affairs. We believe Ms. Olson is well qualified to serve as a director due to her contacts and business experience.

Corporate Governance Matters

Meetings and Committees of the Board of Directors of the Company

During the fiscal year ended June 30, 2022, the Company’s board of directors held three meetings and acted by written consent on one occasion. The Company expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although the Company does not have any formal policy regarding director attendance at stockholder meetings, the Company will attempt to schedule its meetings so that all of its directors can attend.

Board Leadership Structure and Role in Risk Oversight

Currently, Charles McIntyre serves as the Company’s Chairman of the Board and Chief Investment Officer. The Company’s Chief Executive Officer, Benjamin Vedrenne-Cloquet, also serves on the board as a director. The Company’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Its audit committee discusses with management the Company’s major financial risk exposures and the committee reports findings to the Company’s board of directors in connection with its risk oversight review.

Independence of Directors

The Company adheres to the rules of Nasdaq in determining whether a director is independent. The board of directors of the Company consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Emma C. Davies, Henry William Haywood Chamberlain and Paula Olson are independent directors under the Nasdaq Listing rules.

Committees of the Board of Directors

We have three standing committees: an audit committee, a nominating committee, and a compensation committee. Each such committee is composed of solely independent directors.

Audit Committee

In connection with the Initial Public Offering, we established an audit committee of our board of directors. Emma Davies, Henry William Haywood Chamberlain and Paula Olson serve as members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Ms. Davies, Mr. Chamberlain and Ms. Olson meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board has determined that Ms. Olson qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The principal functions of the audit committee, which are specified in our Audit Committee Charter, include:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered accounting public accounting firm and us to assess the independent registered accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

During the year ended June 30, 2022, our Audit Committee held four meetings.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Paula Olson qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the year ended June 30, 2022 with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in the Company’s annual reports on Form 10-K for the years ended June 30, 2022 and 2021.

Members of the Audit Committee:
Emma Davies Henry William Haywood Chamberlain Paula Olson

Nominating Committee

In connection with the Initial Public Offering, we established a nominating committee of our board of directors, and Emma Davies, Henry William Haywood Chamberlain and Paula Olson have been appointed to serve as members of this committee, all of whom are independent in accordance with Nasdaq regulations. The primary purpose of our nominating committee is to assist the board in identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors and developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines. The nominating governance committee is governed by a charter that complies with Nasdaq rules.

During the year ended June 30, 2022, our Nominating Committee did not hold any meetings but has acted by written consent on one occasion since such time.

Director Nominations

In addition to director candidates recommended by our nominating committee, the board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

The deadline for providing notice of a solicitation of proxies in support of director nominees other than the Company’s nominees for the Company’s next annual meeting is November 21, 2023.

Compensation Committee

In connection with the Initial Public Offering, we established a compensation committee of our board of directors, and Emma Davies, Henry William Haywood Chamberlain and Paula Olson have been appointed to serve as members of this committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, both of whom must be independent, subject to certain phase-in provisions which we are not taking advantage of. Emma Davies, Henry William Haywood Chamberlain and Paula Olson all meet the independent director standards applicable to members of the compensation committee.

The principal functions of the compensation committee, as set forth in the committee’s charter, include:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Except as described herein, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

During the year ended June 30, 2022, our Compensation Committee did not hold any meetings.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have previously filed a copy of our Code of Ethics and our audit, compensation and nominating committee charters as exhibits to the registration statement in connection with our Initial Public Offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge by us upon request.

Independent Auditor’s Fees

The firm of Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm. Representatives of Marcum will be available to respond to appropriate questions submitted by stockholders regarding the company’s financial statements for the years ended June 30, 2022 and 2021 at the meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended June 30, 2021, including services in connection with our Initial Public Offering totaled $58,710. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual consolidated financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended June 30, 2022, including services in connection with our Initial Public Offering totaled $98,880. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended June 30, 2022 and 2021, we did not pay Marcum for consultations concerning financial accounting and reporting standards.

Tax Fees.    We did not pay Marcum for tax planning and tax advice during the years ended June 30, 2022 and 2021.

All Other Fees.    We did not pay Marcum for other services during the years ended June 30, 2022 and 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Executive Officer and Director Compensation

None of our officers or directors has received any cash compensation for services rendered to us, and no compensation of any kind, including finder’s and consulting fees, will be paid by us to our officers, directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer documents furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Following our initial business combination, to the extent we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the target’s incumbent management team.

Prohibition on Short Sales and Hedging

The Company prohibits its officers and directors from entering into transactions involving short sales of our securities. Transactions in put options, call options or other derivative securities that have the effect of hedging the value of our securities are also prohibited.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Prior to the consummation of our Initial Public Offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our Initial Public Offering, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Person Transactions

Founder Shares

On June 30, 2020, our Sponsors purchased 4,312,500 Founder Shares of our Class B common stock for an aggregate price of $25,000. In December 2020, our Sponsors contributed an aggregate of 1,437,500 Founder Shares to our Company for no consideration, resulting in a decrease in the total number of shares of Class B common stock outstanding from 4,312,500 to 2,875,000. All shares and associated amounts have been retroactively restated to reflect the share contribution. In connection with the Initial Public Offering, our Sponsors contributed to our Company’s capital an aggregate of 40,000 Founder Shares and we issued a like number of shares to one of the underwriters in the Initial Public Offering — see “Private Placement” below. The initial stockholders agreed to forfeit up to 375,000 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters, so that the Founder Shares would represent 20.0% of our issued and outstanding shares after the Initial Public Offering. On December 17, 2020, the underwriters fully exercised the over-allotment option to purchase an additional 1,500,000 Units; thus, these 375,000 shares of Class B common stock were no longer subject to forfeiture.

The initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (A) one year after the completion of the initial business combination or (B) subsequent to the initial business combination, (x) if the reported closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property. Any permitted transferees will be subject to the same restrictions and other agreements of our initial stockholders with respect to any Founder Shares.

On November 15, 2022, each of the 2,875,000 outstanding shares of Class B common stock was converted to Class A common stock.

Private Placement Warrants and Founder Shares

On December 15, 2020, our Sponsors, the underwriters and MIHI purchased an aggregate of 5,000,000 Private Placement Warrants, and 40,000 Founder Shares for an aggregate purchase price of approximately $5.0 million in the Private Placement that occurred simultaneously with the closing of the Initial Public Offering. Simultaneously with the consummation of the sale of the Over-Allotment Units on December 17, 2020, our Sponsors, MIHI, and Jefferies, the representative of the underwriters in the Initial Public Offering, purchased an additional 525,000 Private Warrants for an aggregate purchase price of an additional $525,000.

Each Private Placement Warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share. The Founder Shares are described above. A portion of the proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If we do not complete a business combination within the Combination Period, the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable for cash and exercisable on a cashless basis so long as they are held by the initial purchasers or their permitted transferees.

The purchasers of the Private Placement Warrants agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants (except to permitted transferees) until 30 days after the completion of the initial business combination.

Related Party Loans

On June 30, 2020, our Sponsors agreed to loan us an aggregate of up to $150,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of December 31, 2020 or the completion of the Initial Public Offering. We borrowed approximately $108,000 under the Note and fully repaid the Note on June 24, 2021.

In addition, in order to finance transaction costs in connection with a business combination, our Sponsors or an affiliate of our Sponsors, or our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of June 30, 2022, we had no borrowings under the Working Capital Loans.

Extension Loans

In connection with the extension of time to consummate an initial business combination, the Sponsors and/or their designees loaned an aggregate of $674,960.00 to the Company. Such amounts would be repaid upon consummation of a business combination. If a business combination is not consummated, such amounts would not be repaid except to the extent EdtechX has funds outside of the Trust Account.

Administrative Services Agreement

We entered into an agreement that provided that, commencing on the effective date of the offering prospectus and continuing until the earlier of our consummation of a business combination and our liquidation, to us agreed to pay the Sponsors a total of $10,000 per month for providing us with office space and certain office and secretarial services. For the years ended June 30, 2022 and 2021, $120,000 and $65,000 of these expenses were incurred, respectively.

Our Sponsors, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsors, officers, directors or us or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Registration and Rights

The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, (and the securities underlying such securities) are entitled to registration rights pursuant to a registration rights agreement signed upon the consummation of the Initial Public Offering. We will bear the expenses incurred in connection with the filing of any such registration statements.

THE ANNUAL MEETING

Date, Time and Place.    The annual meeting of the Company’s stockholders will be held at 10:00 a.m., Eastern Time, on January 20, 2023, virtually at https://www.cstproxy.com/edtechxcorp/2023.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned Company common stock at the close of business on January 5, 2023, the record date for the annual meeting. There are 3,149,708 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the annual meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the annual meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this annual meeting. The Company will pay that firm a $5,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Director Election Proposal.    The election of the director nominee requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as a director. Any shares not voted “FOR” the director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

The Sponsors and all of the Company’s directors, executive officers and their affiliates are expected to vote any shares of common stock owned by them in favor of the proposals. The 2,875,000 sponsor shares represent approximately 91% of the Company’s issued and outstanding common stock.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEE.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 3,149,708 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers
Benjamin Vedrenne-Cloquet(2)	2,088,975	66.3%
Charles McIntyre(2)	2,088,975	66.3%
Rory Henson(2)	—	—
Emma Davies(2)	—	—
Henry William Haywood Chamberlain(2)	—	—
Paula Olson(2)	—	—
All officers and directors as a group (six individuals)(2)	2,088,975	66.3%
Five Percent Holders
IBIS Capital Sponsor II EdtechX LLC(2)	1,013,500	32.2%
IBIS Capital Sponsor II LLC(2)	1,075,475	34.1%
A1 Capital Advisory Asia Ltd.(3)	786,025	25.0%

____________

(1)      Unless otherwise noted, the business address of each of the beneficial owners listed above is c/o EdtechX Holdings Acquisition Corp. II, 22 Soho Square, London, W1D 4NS, United Kingdom.

(2)      Our Sponsors are the record holders of such shares. Each of Messrs. Vedrenne-Cloquet and McIntyre are the managing members of our Sponsors, and as such, each have voting and investment discretion with respect to the common stock held of record by our Sponsors and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsors. Each of our officers and directors hold a direct or indirect interest in our Sponsors. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Anop Chirdkiatisak, the father in law of Benjamin Vedrenne-Cloquet, is the director of A1 Capital Advisory Asia Ltd. (“A1 Capital”) and as such has voting and investment discretion with respect to the common stock held of record by A1 Capital.

STOCKHOLDER PROPOSALS

The Company will likely hold a special meeting of stockholders for the purpose of approving the proposed business combination with zSpace and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 22 Soho Square, London, W1D 4NS, United Kingdom.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

EdtechX Holdings Acquisition Corp. II
c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom
Tel: (44) 207 070 7080

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than January 16, 2023.

PROXY

EDTECHX HOLDINGS ACQUISITION CORP. II
c/o IBIS Capital Limited
22 Soho Square
London, W1D 4NS United Kingdom

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 20, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

EDTECHX HOLDINGS ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JANUARY 20, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 6, 2023, in connection with the annual meeting to be held at 10:00 a.m. Eastern Time on January 20, 2023 virtually, at https://www.cstproxy.com/edtechxcorp/2023, and hereby appoints Benjamin Vedrenne-Cloquet and Charles McIntyre, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of EdtechX Holdings Acquisition Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the annual meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEE (PROPOSAL 1).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 20, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/edtechxcorp/2023.

Proposal 1 — Director Election Proposal
To elect the following director as Class A director (to serve until 2024 or until a successor is elected and qualified or such individuals’ earlier resignation or removal):	FOR	WITHHOLD
Paula Olson, nominated by the Company	☐	☐
YOU MAY GRANT AUTHORITY TO VOTE FOR UP TO ONE (1) DIRECTOR ABOVE
Dated: _________________________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEE (PROPOSAL 1). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.